UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 19, 2017

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TRISTATE CAPITAL HOLDINGS, INC.
(Exact name of registrant as specified in its charter)
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Pennsylvania	001-35913	20-4929029
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Oxford Centre
301 Grant Street, Suite 2700
Pittsburgh, Pennsylvania 15219
(Address of principal executive offices)
(Zip Code)

(412) 304-0304
(Registrant’s telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company	☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☒

Item 2.02.    Results of Operations and Financial Condition.
On July 19, 2017, TriState Capital Holdings, Inc. issued a press release which disclosed results of operations for the three and six months ended June 30, 2017. A copy of the press release is included as Exhibit 99.1 to this report.
The information in this report, including the exhibit attached hereto, is furnished solely pursuant to Item 2.02 of this Form 8-K and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c)
On July 19, 2017, TriState Capital Holdings, Inc. (the “Company”) also issued a press release which announced that Brian Fetterolf, the President of the Company’s banking subsidiary, TriState Capital Bank, has been elected the Chief Executive Officer of the Bank and to the boards of directors of the Bank and of the Company. A copy of the press release is included as Exhibit 99.2 to this report, which is incorporated into this report by reference.

Mr. Fetterolf has no family relationships with any current director or executive officer of the Company, and there are no transactions or proposed transactions to which the Company is a party, or intended to be a party, in which Mr. Fetterolf has, or will have, a material interest subject to disclosure under Item 404(a) of Regulation S-K. Mr. Fetterolf was not elected the Bank’s Chief Executive Officer or to the boards of directors of the Bank and the Company pursuant to any arrangement or understanding with any other person.

(e)
Mr. Fetterolf’s annual compensation has been set at $400,000. He will also be eligible for bonuses at the discretion of the Company’s Compensation Committee under a bonus compensation plan based upon established goals.

Item 9.01.    Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press release dated July 19, 2017, filed herewith, for item 2.02.

99.2	Press release dated July 19, 2017, filed herewith, for item 5.02.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TRISTATE CAPITAL HOLDINGS, INC.

By	/s/ James F. Getz
James F. Getz
Chairman, President and Chief Executive Officer

Date: July 19, 2017

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated July 19, 2017, filed herewith, for item 2.02.

99.2	Press release dated July 19, 2017, filed herewith, for item 5.02.

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